UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – MAY 14, 2012

CIG WIRELESS CORP.

(Exact name of Registrant as specified in its charter)

NEVADA	000-53677	68-0672900
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Five Concourse Parkway, Suite 3100

Atlanta, GA 30328

(Address of principal executive offices)

(678) 332-5000

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Sebastien Koechli as President

On May 14, 2012, Mr. Sebastien Koechli resigned as the President of CIG Wireless Corp. (the “Company”).  Mr. Koechli shall remain Chairman of the Board of Directors of the Company.

Appointment of Paul McGinn as President

Mr. Paul McGinn has been appointed as the Company’s President.  On February 6, 2012, Mr. Paul McGinn was previously appointed as the Chief Executive Officer and as a Member of the Board of Directors of the Company.

On January 27, 2012, the Company entered into a binding term sheet with Mr. McGinn covering the terms and conditions of his services, including compensation arrangements, as reported on the Current Report on Form 8-K, filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on February 3, 2012, incorporated herein by reference thereto.

Mr. McGinn’s biographical information was set forth in the Current Report on Form 8-K, filed by the Company with the SEC on February 8, 2012, incorporated herein by reference thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIG WIRELESS CORP.

By:	/s/ Paul McGinn
Name: Paul McGinn Title: President and Chief Executive Officer

Date:      May 17, 2012